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                         SUPPLEMENT DATED OCTOBER 15, 1998
                          TO PROSPECTUS DATED MAY 1, 1998
               FOR GRANDMASTER III FLEXIBLE PREMIUM VARIABLE ANNUITY
                ISSUED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY

               THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE
                       READ AND RETAINED WITH THE PROSPECTUS.


On page 17, the second paragraph under the heading CONTINGENT WITHDRAWAL CHARGE is deleted, and replaced by the following:

     During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is 10% of your Account Value less withdrawals during the current contract year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.